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                                                                   Exhibit 10.17


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, NATIONAL ASSOCIATION and COMERICA BANK (each individually a "Lender" and collectively the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of May 1, 1999 ("Effective Date"):

1. RECITALS.
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   1.1            On June 22, 1998, the Company, the Lenders and the Agent
                  entered into a Third Amended and Restated Credit, Reimbursement and Security Agreement, which amended and fully restated a Credit, Reimbursement and Security Agreement dated as of July 15, 1994 (as amended by the Amendment, Consent and Waiver Agreement made effective as of April 20, 1999, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

   1.2 The Company has requested that the Lenders amend certain provisions of the Credit Agreement as provided herein and the Lenders are willing to do so subject to and in accordance with the terms of this Second Amendment to Credit Agreement (this "Agreement").

2. AMENDMENTS.
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   2.1            Section 1.1.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.1.10  "Applicable Margin" will mean:

                            (a) As to any Base Rate Advance:

                            Leverage Ratio                                  Applicable Margin
                            --------------                                  -----------------
                            less than or equal to 2.50x                           0.00%
                            greater than 2.50x less than or equal to 3.50x        0.00%
                            greater than 3.50x less than or equal to 4.25x        0.50%
                            greater than 4.25x                                    0.75%

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


                            (b) As to any Eurodollar Rate Advance:

                            Leverage Ratio                                   Applicable Margin
                            --------------                                   -----------------
                            less than or equal to 2.50x                            2.00%
                            greater than 2.50x less than or equal to 3.50x         2.125%
                            greater than 3.50x less than or equal to 4.25x         2.50%
                            greater than 4.25x                                     2.75%

                  Effective as of June 1, 1999, but subject to adjustment based upon the Leverage Ratio after the Agent has received the Company's financial statements for the quarter ending September 30, 1999, the Applicable Margin will be 0.00% for Base Rate Advances and 2.125% for Eurodollar Rate Advances."

    2.2 The table set forth in Section 2.13.2(b) (Commitment Fee) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                            Leverage Ratio                                    Commitment Fee
                            --------------                                    --------------
                            less than or equal to 2.50x                           0.25%
                            greater than 2.50x less than or equal to 3.50x        0.25%
                            greater than 3.50x less than or equal to 4.25x        0.50%
                            greater than 4.25x                                    0.50%

   2.3 The following sentence is hereby added to the end of Section 2.13.2(b) (Commitment Fee) of the Credit Agreement: "Effective as of June 1, 1999, but subject to adjustment based upon the Leverage Ratio after the Agent has received the Company's financial statements for the quarter ending September 30, 1999, the Commitment Fee will be 0.25%."

   2.4 The reference to "$20,000" in Section 2.13.2(d) (Agency Fees) of the Credit Agreement is hereby deleted and replaced with "$5,000."

   2.5 The following sentence is hereby added to the end of Section 2.13.2(e) (Letter of Credit and Standby Letter of Credit Fees) of the Credit Agreement: "Effective as of May 1, 1999, but subject to adjustment based upon the Leverage Ratio after the Agent has received the Company's financial statements for the quarter ending September 30, 1999, the Letter of Credit Fees will be 1.75%."

   2.6 The reference to "$250,000" in Section 4.1 (Deposits to Sinking Fund Account) of the Credit Agreement is hereby deleted and replaced with "$200,000."

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3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. To induce the
Lenders and the Agent to enter into this Agreement, the Company represents, warrants and covenants as follows:

   3.1            The representations and warranties of the Company contained in
                  Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Agreement and are true and correct as of the date of execution of this Agreement.

   3.2 No Event of Default (as such term is defined in Section 11 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

   3.3 The person executing this Agreement is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Agreement on behalf of the Company.

4. CLAIMS AND RELEASE OF CLAIMS BY THE COMPANY. The Company represents and warrants that the Company does not have any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lenders or the Agent, their respective direct or indirect parent corporations or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the successors or assigns of any of them (collectively, "Lender Parties"), that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lenders and the Agent to enter into this Agreement, the Company on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly, to any of the Notes or Letters of Credit.

5. CONDITIONS. The Lenders' and Agent's obligations pursuant to this Agreement are subject to the following conditions:

   5.1 The Agent shall have been furnished copies, certified by the Secretary of the Company, of resolutions of the Company's Board of Directors authorizing the execution of this Agreement and all other documents executed in connection herewith.

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   5.2 The representations and warranties of the Company in Section 3, above, shall be true.

   5.3 The Company shall pay all expenses and attorneys fees reasonably incurred by the Lenders in connection with the preparation, execution and delivery of this Agreement and the related documents.

6. GENERAL.
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   6.1 Except as expressly modified herein, the Credit Agreement is and remains in full force and effect.

   6.2 Nothing contained herein will be construed as waiving any Default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

   6.3 This Agreement will be binding upon and inure to the benefit of the Company, the Lenders and the Agent and their respective successors and assigns.

   6.4 All representations, warranties and covenants made by the Company herein will survive the execution and delivery of this Agreement.

   6.5 This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

   6.6 This Agreement will in all respects be governed and construed in accordance with the laws of the State of Ohio.

   Executed as of the Effective Date.

                                     MULTI-COLOR CORPORATION,
                                     as Company


                                     By:_______________________________
                                     Print Name:_______________________
                                     Title:____________________________

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                                       PNC BANK, NATIONAL ASSOCIATION,
                                        on its own behalf as Lender and as Agent


                                       By:___________________________
                                       Print Name:___________________
                                       Title:________________________


                                       COMERICA BANK,
                                        as Lender


                                       By:___________________________
                                       Print Name:___________________
                                       Title:________________________





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                          CERTIFICATE OF THE SECRETARY
                                       OF
                             MULTI-COLOR CORPORATION

         The undersigned, Secretary of Multi-Color Corporation (the "Corporation"), hereby certifies to PNC Bank, National Association, as Agent, as follows:

         1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation enter into a Second Amendment to Credit Agreement with respect to the Third Amended and Restated Credit, Reimbursement and Security Agreement dated as of June 22, 1998 (as amended, the "Credit Agreement") by and between the Corporation and PNC Bank, National Association, as Agent and Lender, and Comerica Bank, as Lender, and that the President, any Vice President or the Chief Financial Officer be, and they each hereby are, authorized to execute any and all documents to effect the same, which documents shall contain such terms, conditions, releases and other agreements as any one of such officers in his or her sole discretion deems appropriate.

                  FURTHER RESOLVED, that all documents or agreements heretofore executed and acts or things heretofore done to effectuate the purposes of these resolutions are hereby ratified, confirmed and approved in all respects as the act or acts of the Corporation.

         2. The following is a complete and accurate list of the officers of the Corporation as of May 1, 1999:

         President............................     Frank Gerace
         Vice President & CFO.................     William R. Cochran
         Secretary............................


                                                   _____________________________
                                                   Secretary